Intangible Assets	12 Months Ended
Dec. 31, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets	INTANGIBLE ASSETS

		Accumulated	Net Book
($ millions)	Cost	Amortization	Value
2025
Computer software	1,019	(417)	602
Land, transmission and water rights	1,170	(215)	955
Other	143	(90)	53
Assets under construction	113	—	113
	2,445	(722)	1,723

2024
Computer software	1,035	(493)	542
Land, transmission and water rights	1,188	(210)	978
Other	143	(95)	48
Assets under construction	93	—	93
	2,459	(798)	1,661

Included in the cost of land, transmission and water rights as at December 31, 2025 was $124 million (2024 - $123 million) not subject to amortization. Amortization expense was $160 million for 2025 (2024 - $153 million). Amortization is estimated to average approximately $111 million for each of the next five years.